Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Tvia, Inc.	Case No. 08-55860

CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Oct-08	PETITION DATE:	10/15/08

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

	End of Current	End of Prior	As of Petition
	Month	Month	Filing
2. Asset and Liability Structure
a. Current Assets	$5,263,901

b. Total Assets	$5,301,863		$5,324,767

c. Current Liabilities	$61,017

d. Total Liabilities	$103,478		$984,831

	Current Month	Prior Month	Cumulative (Case to Date)
3. Statement of Cash Receipts & Disbursements for Month
a. Total Receipts	$22,530		$22,530

b. Total Disbursements	$23,277		$23,277

c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($747)	$0	($747)

d. Cash Balance Beginning of Month	$0		$0

e. Cash Balance End of Month (c + d)	($747)	$0	($747)

			Cumulative
	Current Month	Prior Month	(Case to Date)
4. Profit/(Loss) from the Statement of Operations	($89,139)

5. Account Receivables (Pre and Post Petition)	$234,749

6. Post-Petition Liabilities	$61,017

7. Past Due Post-Petition Account Payables (over 30 days)	$0

	Yes	No
At the end of this reporting month:
8. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
X

9. Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

10. If the answer is yes to 8 or 9, were all such payments approved by the court?	N/A

11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

12. Is the estate insured for replacement cost of assets and for general liability?	X

13. Are a plan and disclosure statement on file?		X

14. Was there any post-petition borrowing during this reporting period?		X

15.	Check if paid: Post-petition taxes ☑ ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ☐.

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: December 3, 2008	/s/ Eli Porat
Responsible Individual

Tvia, Inc.
Payment to officer
10/16 to 10/31/08
Item 11 of Summary of Financial Status

Name	Pay amount	Pay date	Pay for
Eli Porat	10,000	10/31/2008	Salary for 10/16 to 10/31/08

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 10/16-10/31/08

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$138,272		$138,272	1	Gross Sales	$138,272	$179,280

		$0	2	less: Sales Returns & Allowances

$138,272	$0	$138,272	3	Net Sales	$138,272	$179,280

$55,379		$(55,379)	4	less: Cost of Goods Sold (Schedule ‘B’)	$55,379	$85,477

$82,893	$0	$82,893	5	Gross Profit	$82,893	$93,803

$(6,177)		$(6,177)	6	Interest	$(6,177)	$3,000

		$0	7	Other Income:

		$0	8

		$0	9

$76,716	$0	$76,716	10	Total Revenues	$76,716	$96,803

				Expenses:
$10,000		$(10,000)	11	Compensation to Owner(s)/Officer(s)	$10,000	$20,000

$26,888		$(26,888)	12	Salaries	$26,888	$43,582

$2,655		$(2,655)	13	Commissions	$2,655	$3,586

$1,475		$(1,475)	14	Contract Labor	$1,475	$1,000

				Rent/Lease:

$0		$0	15	Personal Property	$0

$3,882		$(3,882)	16	Real Property	$3,882	$4,842

$9,570		$(9,570)	17	Insurance	$9,570	$13,535

$0		$0	18	Management Fees	$0

$3,432		$(3,432)	19	Depreciation	$3,432	$6,899

				Taxes:

$459		$(459)	20	Employer Payroll Taxes	$459	$957

$786		$(786)	21	Real Property Taxes	$786	$1,572

$0		$0	22	Other Taxes	$0

$0		$0	23	Other Selling	$0

$8,113		$(8,113)	24	Other Administrative	$8,113	$8,000

$(4,840)		$4,840	25	Interest Expense	$(4,840)	$(2,000)

$0		$0	26	Other Expenses:

		$0	27

		$0	28

		$0	29

		$0	30

		$0	31

		$0	32

		$0	33

		$0	34

$62,420	$0	$(62,420)	35	Total Expenses	$62,420	$101,972

$14,296	$0	$14,296	36	Subtotal	$14,296	$(5,169)

				Reorganization Items:
$(103,435)		$103,435	37	Professional Fees	$(103,435)	$(100,000)

$0		$0	38	Provisions for Rejected Executory Contracts	$0

$0		$0	39	Interest Earned on Accumulated Cash from	$0

$0				Resulting Chp 11 Case	$0

$0		$0	40	Gain or (Loss) from Sale of Equipment	$0

$0		$0	41	U.S. Trustee Quarterly Fees	$0

		$0	42

$(103,435)	$0	$(103,435)	43	Total Reorganization Items	$(103,435)	$(100,000)

$(89,139)	$0	$(89,139)	44	Net Profit (Loss) Before Federal & State Taxes	$(89,139)	$(105,169)

		$0	45	Federal & State Income Taxes

$(89,139)	$0	$(89,139)	46	Net Profit (Loss)	$(89,139)	$(105,169)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended 10/31/08

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		3,146,788

2	Cash and cash equivalents — restricted

3	Accounts receivable (net)	A	$234,749

4	Inventory	B	$1,290,566

5	Prepaid expenses		$255,639

6	Professional retainers		$335,666

7	Other: Employee Receivables		293

8	Intercompany Receivable		$200

9	Total Current Assets		$5,263,901

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	Unknown

12	Furniture and fixtures	D	Unknown

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other: SOFTWARE	D	Unknown

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24	Investments in Subsidiary		Unknown

25	Deposits		37,963

26

27

28	Total Other Assets		$37,963

29	Total Assets		$5,301,863

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages		34,550

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes

35	Notes payable (short term)

36	Accounts payable (trade)	A	$5,490

37	Real property lease arrearage

38	Personal property lease arrearage

39	Accrued professional fees		18,740

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Accrued Expenses -Other		2,237

42

43

44	Total Current Liabilities		$61,017

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$61,017

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$37,240

49	General unsecured claims	F	$5,221

50	Total Pre-Petition Liabilities		$42,461

51	Total Liabilities		$103,478

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing

53	Capital Stock

54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		$(89,139)

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment

59	Total Equity (Deficit)		$(89,139)

60	Total Liabilities and Equity (Deficit)		$14,339

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$129,772	$5,490

31-60 Days	$100,000

61-90 Days	$0

91+ Days	$897,484

Total accounts receivable/payable	$1,127,256	$5,490

Allowance for doubtful accounts	$892,507

Accounts receivable (net)	$234,749

Schedule B
Inventory/Cost of Goods Sold

	Inventory(ies)
	Balance at
Types and Amount of Inventory(ies)	End of Month	Cost of Goods Sold
		Inventory Beginning of Month	1,339,916

		Add -
Retail/Restaurants -		Net purchase

Product for resale		Direct labor	914

		Manufacturing overhead	$3,256

Distribution -		Freight in	1,172

Products for resale		Other:	687

Manufacturer -

Raw Materials

Work-in-progress	$944,169	Less -

Finished goods	$5,692,374	Inventory End of Month	$1,290,566

		Shrinkage

Other — Explain	$(5,345,977)	Personal Use

Inventory was reserved		Cost of Goods Sold	$55,379

TOTAL	$1,290,566

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☑
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost

Weekly		LIFO cost

Monthly		Lower of cost or market	X

Quarterly		Retail method

Semi-annually		Other

Annually	X	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
IT EQUIPMENT	$24,067	Unknown

ENGINEERING EQUIPMENT	$1,065	Unknown

SOFTWARE	$15,660	Unknown

TOOLING	$0

Total	$40,792	Unknown

Furniture & Fixtures -
OFFICE FURNITURE & FIXTURE	$0	Unknown

Total	$0	Unknown

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount	Amount (b)
Secured claims (a)

Priority claims other than taxes	$37,240	$37,240

Priority tax claims

General unsecured claims	$5,221	$5,221

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5	Account 6	Account 7
Bank	SVB	SVB	SVB	SVB	CAG		CAG

Account Type	Checking	Payroll	Money Market	Security

Account No.	3300627740	3300627736	3300627755	486-03441

Account Purpose	Issue Checks	Payroll	Savings	Investment	Investment	PettyCash	Investment

Balance, End of Month	$21,107	$21,831	$6,755	$4,143	$250,000	$1,000	$2,841,952

Total Funds on Hand for all Accounts	$3,146,788

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 10/31/08

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$11,458	$11,458

3	Interest Received	$8,964	$8,964

4	Borrowings

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7	COBRA Payment	$2,108	$2,108

8

9

10

11

12	Total Cash Receipts	$22,530	$22,530

	Cash Disbursements
13	Payments for Inventory

14	Selling

15	Administrative	$9,940	$9,940

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid

	Rent/Lease:

19	Personal Property

20	Real Property	$3,882	$3,882

	Amount Paid to Owner(s)/Officer(s)
21	Salaries

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements	$178	$178

25	Other

26	Salaries/Commissions (less employee withholding)

27	Management Fees

	Taxes:

28	Employee Withholding	$8,818	$8,818

29	Employer Payroll Taxes	$459	$459

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33

34

35

36

37

38	Total Cash Disbursements:	$23,277	$23,277

39	Net Increase (Decrease) in Cash	$(747)	$(747)

40	Cash Balance, Beginning of Period

41	Cash Balance, End of Period	$(747)	$(747)

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended

		Actual	Cumulative
		Current Month	(Case to Date)
Cash Flows From Operating Activities

1	Cash Received from Sales

2	Rent/Leases Collected

3	Interest Received

4	Cash Paid to Suppliers

5	Cash Paid for Selling Expenses

6	Cash Paid for Administrative Expenses

Cash Paid for Rents/Leases:
7	Personal Property

8	Real Property

9	Cash Paid for Interest

10	Cash Paid for Net Payroll and Benefits

Cash Paid to Owner(s)/Officer(s)

11	Salaries

12	Draws

13	Commissions/Royalties

14	Expense Reimbursements

15	Other

Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax

17	Employee Withholdings

18	Real Property Taxes

19	Other Taxes

20	Cash Paid for General Expenses
21

22

23

24

25

26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case

29	Professional Fees Paid for Services in Connection with Chp 11 Case

30	U.S. Trustee Quarterly Fees

31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures

35	Proceeds from Sales of Capital Goods due to Chp 11 Case

36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)

39	Net Borrowings from Shareholders, Partners, or Other Insiders

40	Capital Contributions

41	Principal Payments

42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0

BS-C vs P-NoFAS	TVIA US GL	11/21/08
	Balance Sheet	12:10 PM
For the Eight Months Ending October 31, 2008

	Oct. 31, 2008	OCT	Variance $	Variance %

ASSETS

Current Assets

Cash and Cash Equivalents	$304,836	$63,787	$241,049	378%
Short-term Investments	2,841,952	3,083,746	(241,794)	-8%
Accounts Receivable	1,127,549	1,000,707	126,842	13%
Allowance for Bad Debts	(892,507)	(892,507)	0	0%
Intercompany Receivables	200	200	0	0%
Inventories	6,636,543	6,685,893	(49,350)	-1%
Inventory Reserve	(5,345,977)	(5,345,977)	0	0%
Prepaid Expenses and Other	622,012	632,549	(10,537)	-2%

Total Current Assets	5,294,608	5,228,398	66,210	380%

Property, Plant & Equipment

Equipments	371,201	371,201	0	0%
Software	2,961,524	2,961,524	0	0%
Tooling	865,700	865,700	0	0%
Office Furniture & Fixture	36,928	36,928	0	0%
Accumulated Depreciation — Equipment	(346,069)	(344,227)	(1,842)	1%
Accumulated Depreciation — Software	(2,945,864)	(2,944,274)	(1,590)	0%
Accumulated Depreciation — Tooling	(865,700)	(865,700)	0	0%
Accumulated Depreciation — Furniture & Fixtu	(36,928)	(36,928)	0	0%

Net Property, Plant & Equipment	40,792	44,224	(3,432)	1%

Investments in Subs	7,375,658	7,375,658	0	0%
Net other Assets	74,150	91,789	(17,639)	-19%

Total Assets	$12,785,208	$12,740,069	$45,139	362%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities

Accounts Payable	$15,710	$10,220	$5,490	54%
Intercompany Payables	13,027	0	13,027	#DIV/0!
Accrued Liabilities and other	690,239	662,288	27,951	4%
Deferred Revenue	892,406	892,406	0	0%
Deferred COGS	(704,917)	(704,917)	0	0%

Total Current Liabilities	906,465	859,997	46,468	#DIV/0!

Total Liabilities	906,465	859,997	46,468	#DIV/0!

Common Stock	25,555	25,555	0	0%
Common Stock — Restric	4,770	4,770	0	0%
Paid in Capital	95,828,084	95,828,084	0	0%
Paid in Capital — Restricted	11,920,230	11,920,230	0	0%
Warrants to Purchase Common Stock	2,555,700	2,555,700	0	0%
Accumulated Other Comprehensive Income	4,749	1,377	3,372	245%
Treasury Stock	(749,740)	(749,740)	0	0%
Paid in Capital — Cost of Financing	(4,335,942)	(4,335,942)	0	0%
Retained Earnings	(91,277,116)	(91,277,116)	0	0%
Retained Earnings — Current (YTD Income)	(4,584,594)	(4,579,892)	(4,702)	0%

Shareholders’ Equity	9,391,696	9,393,026	(1,330)	245%

Total Liabilities and Equity	$10,298,161	$10,253,023	$45,138	#DIV/0!

Out of Balance:	2,487,047	2,487,046	1	#DIV/0!

Sum of This Period
Mapping2	Total
Real Property	(3,882.00)
Real Property Taxes	(786.00)
Commissions	(2,655.00)
Compensation to Owner(s)/Officer(s)	(16,250.00)
Depreciation	(3,432.00)
Direct labor	(914.00)
Freight in	(1,172.00)
Gross Sales	138,272.00
Insurance	(9,570.00)
Interest	(6,177.00)
Interest Expense	4,840.00
Other Administrative	(8,301.00)
Other Selling	0.00
Other:	(687.00)
Salaries	(20,638.00)
Taxes: Employer Payroll Taxes	(459.00)
COGS	(52,606.00)
Reorganization Items: Professional Fees	(20,288.00)

Grand Total	(4,705.00)

BS-C vs P-NoFAS	TVIA US GL	11/21/08
	Balance Sheet	12:10 PM
For the Eight Months Ending October 31, 2008

	Oct. 31, 2008	OCT	Variance $	Variance %

ASSETS

Current Assets

	Oct. 31, 2008	OCT	Oct 16-31, 2008	Variance %	Mapping

Cash and Cash Equivalents:
1000-000-0000 PETTY CASH	$1,000	$1,000	$0	0%	Cash and cash equivalents - unrestricted
1050-000-0000 SVB Cking # 003300266763	$0	$25,027	$(25,027)	-100%	Cash and cash equivalents - unrestricted
1051-000-0000 SVB Money Market #3300479963	$0	$2,786	$(2,786)	-100%	Cash and cash equivalents - unrestricted
1052-000-0000 SVB — Security #486-03441	$4,143	$34,143	$(30,000)	-88%	Cash and cash equivalents - unrestricted
1053-000-0000 SVB Payroll # 003300483653	$0	$1,107	$(1,107)	-100%	Cash and cash equivalents - unrestricted
1065-000-0000 SVB DIP Checking # 3300627740	$21,107	$0	$21,107	0%	Cash and cash equivalents - unrestricted
1066-000-0000 SVB DIP Payroll # 3300627736	$21,831	$0	$21,831	0%	Cash and cash equivalents - unrestricted
1067-000-0000 SVB DIP Money Market # 3300627755	$6,755	$0	$6,755	0%	Cash and cash equivalents - unrestricted
1081-000-0000 CAG — Investments — Cash & Equiv	$250,000	$(275)	$250,276	-90847%	Cash and cash equivalents - unrestricted
Total Cash and Cash Equivalents	$304,836	$63,787	$241,048	378%

Short-term Investments:
1101-000-0000 SHORT TERM INVESTMENTS	2,841,952	3,083,746	(241,795)	-8%	Cash and cash equivalents - unrestricted
Total Short-term Investments	2,841,952	3,083,746	(241,795)	-8%

Accounts Receivable:
1200-000-0000 ACCOUNTS RECEIVABLE	1,127,256	1,000,707	126,549	13%	Accounts receivable (net)
1202-000-0000 Employee Receivables	293	0	293	0%	Other:
Total Accounts Receivable	1,127,549	1,000,707	126,842	13%

Allowance for Bad Debts:
1210-000-0000 ALLOWANCE FOR BAD DEBTS	(892,507)	(892,507)	0	0%	Accounts receivable (net)
Total Allowance for Bad Debts	(892,507)	(892,507)	0	0%

Intercompany Receivables:
1300-000-0000 I/CO RECEIVABLE — CHINA	200	200	0	0%	Other:
Total Intercompany Receivables	200	200	0	0%

Inventories:
1430-CHI-0000 INVENTORY-UNTESTED DEVICES ON CONSIGN	936,570	967,854	(31,284)	-3%	Inventory
1450-SCC-0000 INVENTORY-FINISHED GOODS	5,692,213	5,710,279	(18,066)	0%	Inventory
1472-000-0000 INVENTORY-BOARDS	7,760	7,760	0	0%	Inventory
Total Inventories	6,636,543	6,685,893	(49,350)	-1%

Inventory Reserve:
1485-000-0000 INVENTORY RESERVE	(5,345,977)	(5,345,977)	0	0%	Inventory
Total Inventory Reserve	(5,345,977)	(5,345,977)	0	0%

Prepaid Expenses and Other:
1520-000-0000 INTEREST RECEIVABLES	1,757	8,686	(6,929)	-80%	Prepaid expenses
1600-000-0000 PREPAID EXPENSES	382,197	449,091	(66,894)	0%	Prepaid expenses
1605-000-0000 PREPAID INSURANCE	158,591	161,413	(2,822)	-2%	Prepaid expenses
1630-000-0000 PREPAID TAXES	12,572	13,358	(786)	-6%	Prepaid expenses
Total Prepaid Expenses and Other	555,117	632,549	(77,431)	-2%

Total Current Assets	5,227,712	5,228,398	(686)	1%

Property, Plant & Equipment

Equipments:
1700-130-0000 IT EQUIPMENT	24,067	24,067	0	0%	IT EQUIPMENT
1700-200-0000 ENGINEERING EQUIPMENT	347,134	347,134	0	0%	ENGINEERING EQUIPMENT
Total Equipments	371,201	371,201	0	0%

Software:
1710-130-0000 SOFTWARE	41,879	41,879	0	0%	SOFTWARE
1710-230-0000 SOFTWARE	2,919,645	2,919,645	0	0%	SOFTWARE
Total Software	2,961,524	2,961,524	0	0%

Tooling:
1715-200-0000 TOOLING	865,700	865,700	0	0%	TOOLING
Total Tooling	865,700	865,700	0	0%

Office Furniture & Fixture:
1730-900-0000 OFFICE FURNITURE & FIXTURE	36,928	36,928	0	0%	OFFICE FURNITURE & FIXTURE
Total Office Furniture & Fixture	36,928	36,928	0	0%

Accumulated Depreciation — Equipment:
1750-200-0000 ACCU. DEPRE.-ENGINEERING EQUIPEMET	(346,069)	(344,227)	(1,841)	1%	ENGINEERING EQUIPMENT
Total Accumulated Depreciation — Equipment	(346,069)	(344,227)	(1,841)	1%

Accumulated Depreciation — Software:
1760-230-0000 ACCU. DEPRE.-SOFTWARE	(2,945,864)	(2,944,274)	(1,590)	0%	SOFTWARE
Total Accumulated Depreciation — Software	(2,945,864)	(2,944,274)	(1,590)	0%

Accumulated Depreciation — Tooling:
1765-200-0000 ACCU. DEPRE.-TOOLING	(865,700)	(865,700)	0	0%	TOOLING
Total Accumulated Depreciation — Tooling	(865,700)	(865,700)	0	0%

Accumulated Depreciation — Furniture & Fixture:
1780-900-0000 ACCU. DEPRE.-OFFICE FURNITR & FIXTR	(36,928)	(36,928)	0	0%	OFFICE FURNITURE & FIXTURE
Total Accumulated Depreciation — Furniture & Fixture	(36,928)	(36,928)	0	0%

Net Property, Plant & Equipment	40,793	44,224	(3,431)	-8%

Investments in Subs:
1850-000-0000 INVESTMENTS IN SUBSIDIARIES	7,375,658	7,375,658	0	0%
Total Investments in Subs	7,375,658	7,375,658	0	0%

Net other Assets:
1940-000-0000 DEPOSITS	74,150	91,789	(17,639)	-19%	Deposits
Total Net other Assets	74,150	91,789	(17,639)	-19%

Total Assets	$12,718,313	$12,740,069	$(21,756)	0%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities

Accounts Payable:
2000-000-0000 ACCOUNTS PAYABLE	$15,710	$10,220	$5,490	54%	Accounts payable (trade)
Total Accounts Payable	$15,710	$10,220	$5,490	54%

Intercompany Payables:
2150-000-0000 I/CO PAYABLE — CHINA	13,027	0	13,027	0%
Total Intercompany Payables	13,027	0	13,027	0%

Accrued Liabilities and other:
2210-000-0000 ACCRUED SALARIES & WAGES	20,566	0	20,566	0%	Salaries and wages
2220-000-0000 ACCRUED VACATION	34,843	32,247	2,596	8%	Salaries and wages
2230-000-0000 ACCRUED COMMISSION	8,960	13,028	(4,069)	-31%	Salaries and wages
2240-000-0000 ACCRUED BONUS	2,500	0	2,500	0%	Salaries and wages
2250-000-0000 401K WITHHOLDING	2,410	156	2,254	1443%	Salaries and wages
2271-000-0000 COBRA Insurance	(2,679)	(4,787)	2,108	-44%	Salaries and wages
2273-000-0000 AFLAC	202	202	0	0%	Salaries and wages
2310-000-0000 Legal Accrual	17,540	0	17,540		Accrued professional fees
2330-000-0000 ACCRUED AUDIT FEES	1,200	1,200	0	0%	Accrued professional fees
2365-000-0000 ACCRUED WARRANTY	5,000	5,000	0	0	Exclude = Estimate
2370-000-0000 ACCRUED EXPENSES / OTHER	402,237	400,241	1,996	0%	Accrued Expenses -Other	Less Qibee COGS
2371-000-0000 Accrued Expenses — Misc	215,000	215,000	0	0%	Exclude = Data International & Protech
Total Accrued Liabilities and other	707,779	662,287	45,491	4%

Deferred Revenue:
2360-000-0000 DEFERRED REVENUE	892,406	892,406	0	0%	Qibee & Protron Digital
Total Deferred Revenue	892,406	892,406	0	0%

Deferred COGS:
2361-000-0000 DEFERRED COGS	(704,917)	(704,917)	0	0%	Qibee & Protron Digital
Total Deferred COGS	(704,917)	(704,917)	0	0%

Total Current Liabilities	924,005	859,998	64,008	5%

Total Liabilities	924,005	859,998	64,007	5%

Common Stock:
3000-000-0000 COMMON STOCK	25,555	25,555	0	0%
Total Common Stock	25,555	25,555	0	0%

Common Stock — Restric:
3002-000-0000 Common Stock — Restricted	4,770	4,770	0	0%
Total Common Stock — Restric	4,770	4,770	0	0%

Paid in Capital:
3050-000-0000 PAID-IN CAPITAL	95,828,084	95,828,084	0	0%
Total Paid in Capital	95,828,084	95,828,084	0	0%

	Oct. 31, 2008	OCT	Oct 16-31, 2008	Variance %	Mapping
Paid in Capital — Restricted:
3052-000-0000 PIC — Restricted	11,920,230	11,920,230	0	0%
Total Paid in Capital — Restricted	11,920,230	11,920,230	0	0%

Warrants to Purchase Common Stock:
3001-000-0000 COMMON STOCK WARRANTS	2,555,700	2,555,700	0	0%
Total Warrants to Purchase Common Stock	2,555,700	2,555,700	0	0%

Accumulated Other Comprehensive Income (Loss):
3065-000-0000 ACCUMULATED OTHER COMPREHENSIVE (INC	4,749	1,377	3,373	245%
Total Accumulated Other Comprehensive Income (Loss)	4,749	1,377	3,373	245%

Treasury Stock:
3090-000-0000 TREASURY STOCK	(749,740)	(749,740)	0	0%
Total Treasury Stock	(749,740)	(749,740)	0	0%

Paid in Capital — Cost of Financing:
3072-000-0000 PIC — Cost of Financing	(4,335,942)	(4,335,942)	0	0%
Total Paid in Capital — Cost of Financing	(4,335,942)	(4,335,942)	0	0%

Retained Earnings:
3075-000-0000 RETAINED EARNINGS-PRIOR	1,175,537	1,175,537	0	0%
3076-000-0000 RETAINED EARNINGS-CURRENT	(92,452,653)	(92,452,653)	0	0%
Total Retained Earnings	(91,277,116)	(91,277,116)	0	0%
Retained Earnings	(91,277,116)	(91,277,116)	0	0%
Retained Earnings — Current (YTD Income):
Description	Cumulative	Last Period	This Period	Variance	Mapping		Mapping
4000-000-0000 SALES — DEVICES	(183,686)	(183,686)	0	0%	Gross Sales		Gross Sales
4000-000-5202 SALES — CP5202 - 50	1,123,530	1,017,930	105,600	10%	Gross Sales		Gross Sales
4000-000-5600 SALES — CP5600	227,000	198,328	28,672	14%	Gross Sales		Gross Sales
4000-000-5700 SALES — TV5700	236,775	232,775	4,000	2%	Gross Sales		Gross Sales
4040-000-0000 SALES-SYSTEM	(848,400)	(848,400)	0	0%	Gross Sales		Gross Sales
4055-000-0000 Sales — NBG Consulting	(20,000)	(20,000)	0	0%	Gross Sales		Gross Sales
4060-000-0000 Sales — License	1,000,000	1,000,000	0	0%	Gross Sales		Gross Sales
5000-000-5202 COGS — CP5202 - 50	(466,111)	(424,146)	(41,965)	10%			COGS
5000-000-5600 COGS — CP5600	(83,628)	(75,567)	(8,061)	11%			COGS
5000-000-5700 TV5700	(163,158)	(160,578)	(2,580)	2%			COGS
5040-000-0000 COGS-SYSTEM	704,495	704,495	0	0%			COGS
5090-000-0000 I/CO CHARGES FOR PRODUCTS	15,459	15,507	(49)	0%			Direct labor
5115-000-0000 PACKAGING YIELD VARIANCE	(58,317)	(58,317)	0	0%
5120-000-0000 TESTING YIELD VARIANCE	(1,120)	(433)	(687)	159%			Other:
5140-000-0000 FREIGHT IN/OUT	(472)	699	(1,172)	-168%			Freight in
5170-000-0000 COGS — OPERATIONS LABOR & BURDEN	(7,658)	(6,793)	(865)	13%		(55,379)	Direct labor
5180-000-0000 COGS — INVENTORY RESERVE	(3,608,715)	(3,608,715)	0	0%
6000-100-0000 SALARIES & WAGES	(200,360)	(184,110)	(16,250)	9%			Compensation to Owner(s)/Officer(s)
6000-110-0000 SALARIES & WAGES	(67,462)	(62,462)	(5,000)	8%			Salaries
6000-200-0000 SALARIES & WAGES	(72,980)	(67,438)	(5,542)	8%			Salaries
6000-400-0000 SALARIES & WAGES	(69,538)	(64,538)	(5,000)	8%			Salaries
6030-100-0000 BONUS	(17,500)	(15,000)	(2,500)	17%			Salaries
6030-110-0000 BONUS	(7,500)	(7,500)	0	0%			Salaries
6030-200-0000 BONUS	(7,500)	(7,500)	0	0%			Salaries
6040-400-0000 INSIDE COMMISSION	(43,837)	(41,181)	(2,655)	6%			Commissions
6100-100-0000 VACATION EXPENSES	(19,514)	(18,120)	(1,394)	8%			Salaries
6100-110-0000 VACATION EXPENSES	(6,290)	(5,829)	(462)	8%			Salaries
6100-200-0000 VACATION EXPENSES	(5,392)	(4,998)	(394)	8%			Salaries
6100-400-0000 VACATION EXPENSES	(4,637)	(4,291)	(346)	8%			Salaries
6108-110-0000 Benefit administrative fees	(165)	(165)	0	0%
6110-100-0000 PAYROLL TAXES-ER PORTION	(9,521)	(9,286)	(236)	3%			Taxes:
6110-110-0000 PAYROLL TAXES-ER PORTION	(4,942)	(4,870)	(72)	1%			Taxes:
6110-200-0000 PAYROLL TAXES-ER PORTION	(5,509)	(5,431)	(78)	1%			Taxes:
6110-400-0000 PAYROLL TAXES-ER PORTION	(5,405)	(5,333)	(73)	1%			Taxes:
6120-100-0000 EMPLOYEE INSURANCE EXP.	(11,639)	(11,639)	0	0%			Other Administrative
6120-110-0000 EMPLOYEE INSURANCE EXP.	(4,740)	(4,763)	23	0%			Other Administrative
6120-200-0000 EMPLOYEE INSURANCE EXP.	(10,181)	(10,312)	131	-1%			Other Administrative
6120-400-0000 EMPLOYEE INSURANCE EXP.	(5,207)	(5,207)	0	0%			Other Administrative
6120-900-0000 EMPLOYEE INSURANCE EXP.	(2,029)	(1,884)	(145)	8%			Other Administrative
6130-900-0000 EMPLOYEE BENEFITS/RELATIO	(2,132)	(2,132)	0	0%			Other Administrative
6210-900-0000 RECRUITING & RELOCATION	(1,028)	(1,028)	0	0%			Other Administrative
6220-100-0000 TRAVEL-AIRFARE, HOTEL & RELATED	(6,982)	(6,849)	(133)	2%			Other Administrative
6220-110-0000 TRAVEL-AIRFARE, HOTEL & RELATED	(5,211)	(5,211)	0	0%			Other Administrative
6220-200-0000 TRAVEL-AIRFARE, HOTEL & RELATED	(2,016)	(2,016)	0	0%			Other Administrative
6230-100-0000 MEAL/ENTERTAINMENT-BUSINESS	(569)	(569)	0	0%			Other Administrative
6230-110-0000 MEAL/ENTERTAINMENT-BUSINESS	(115)	(115)	0	0%			Other Administrative
6230-200-0000 MEAL/ENTERTAINMENT-BUSINESS	(53)	(53)	0	0%			Other Administrative
6230-400-0000 MEAL/ENTERTAINMENT-BUSINESS	(14)	(14)	0	0%			Other Administrative
6240-100-0000 AUTO EXPENSES	(530)	(530)	0	0%			Other Administrative
6240-110-0000 AUTO EXPENSES	(166)	(166)	0	0%			Other Administrative
6240-200-0000 AUTO EXPENSES	(124)	(124)	0	0%			Other Administrative
6300-100-0000 OUTSIDE SERVICE	(16,924)	(16,924)	0	0%			Other Administrative
6300-110-0000 OUTSIDE SERVICE	(109,022)	(88,735)	(20,288)	23%			Reorganization Items:
6300-130-0000 OUTSIDE SERVICE	(2,001)	(2,001)	0	0%			Other Administrative
6300-400-0000 OUTSIDE SERVICE	(10,333)	(10,333)	0	0%			Other Administrative
6300-900-0000 OUTSIDE SERVICE	(920)	(920)	0	0%			Other Administrative
6301-110-0000 PAYROLL PROCESSING FEES	(995)	(940)	(55)	6%			Other Administrative
6306-110-0000 REGULATORY FEES	(5,312)	(5,312)	0	0%			Other Administrative
6308-100-0000 INVESTOR RELATIONS	(351)	0	(351)	0%			Other Administrative
6308-110-0000 Investor Relations & Finance PR	(4,210)	(4,210)	0	0%			Other Administrative
6310-100-0000 LEGAL EXPENSES	(515,108)	(430,486)	(84,622)	0%			Reorganization Items:
6310-110-0000 LEGAL EXPENSES	376	376	0	0%			Other Administrative
6311-200-0000 Legal — Patent/Trademark	(600)	(600)	0	0%			Other Administrative
6320-110-0000 AUDIT FEES	67,365	67,365	0	0%			Other Administrative
6330-100-0000 DIRECTORS’ FEES	(167,489)	(167,489)	0	0%			Other Administrative
6339-100-0000 BOARD MEETING EXPENSE	(10)	(10)	0	0%			Other Administrative
6420-110-0000 SOFTWARE COST & MAINT	(8,119)	(8,119)	0	0%			Other Administrative
6430-200-0000 ENG’G LICENSE FEES	(450,055)	(450,055)	0	0%			Other Administrative
6460-130-0000 SOFTWARE DEPRECIATION	(21,342)	(19,752)	(1,590)	8%			Depreciation
6500-900-0000 OFFICE RENT	(82,803)	(78,921)	(3,882)	5%			Real Property
6505-900-0000 BUSINESS INSURANCE	(18,857)	(17,610)	(1,247)	7%			Insurance
6510-900-0000 PROPERTY TAXES	(8,994)	(8,208)	(786)	10%			Real Property Taxes
6515-100-0000 TELEPHONE	(471)	(471)	0	0%			Other Administrative
6515-110-0000 TELEPHONE	(103)	(103)	0	0%			Other Administrative
6515-900-0000 TELEPHONE	(4,824)	(3,868)	(955)	25%			Other Administrative
6516-100-0000 TELEPHONE — MOBILE	(750)	(630)	(120)	19%			Other Administrative
6516-110-0000 TELEPHONE — MOBILE	(867)	(727)	(140)	19%			Other Administrative
6516-200-0000 TELEPHONE — MOBILE	(758)	(638)	(120)	19%			Other Administrative
6516-400-0000 TELEPHONE — MOBILE	(1,218)	(1,041)	(178)	17%			Other Administrative
6517-100-0000 TELECOMMUNICATIONS	(649)	(510)	(139)	27%			Other Administrative
6517-130-0000 TELECOMMUNICATIONS	(3,569)	(3,199)	(370)	12%			Other Administrative
6520-900-0000 UTILITIES	(10,436)	(10,175)	(261)	3%			Other Administrative
6525-900-0000 RENTAL/LEASE (NON-ENG’G)EXPENSES	(1,913)	(1,607)	(307)	19%			Other Administrative
6535-100-0000 FREIGHT & POSTAGE	(497)	(278)	(219)	79%			Other Administrative
6535-110-0000 FREIGHT & POSTAGE	(25)	(25)	0	0%			Other Administrative
6535-200-0000 FREIGHT & POSTAGE	(199)	(199)	0	0%			Other Administrative
6535-500-0000 FREIGHT & POSTAGE	(5,958)	(5,244)	(714)	14%			Other Administrative
6535-900-0000 FREIGHT & POSTAGE	(323)	(323)	0	0%			Other Administrative
6540-900-0000 JANITORIAL SERVICE	(7,724)	(6,781)	(943)	14%			Other Administrative
6542-900-0000 Security-Facility	(1,372)	(922)	(450)	49%			Other Administrative
6545-130-0000 EQUIPMENT DEPRECIATION	(16,568)	(15,494)	(1,074)	7%			Depreciation
6545-200-0000 EQUIPMENT DEPRECIATION	(4,393)	(4,069)	(324)	8%			Depreciation
6545-500-0000 NON-ENG’G DEPREC + AMORTIZATION (TOOLIN	(2,050)	(1,899)	(151)	8%			Depreciation
6545-900-0000 FACILITIES DEPRECIATION & AMORTIZATI	(3,970)	(3,678)	(293)	8%			Depreciation
6550-100-0000 OFFICE SUPPLIES	(56)	(56)	0	0%			Other Administrative
6550-110-0000 OFFICE SUPPLY	(345)	(211)	(134)	63%			Other Administrative
6550-900-0000 OFFICE SUPPLIES	(2,927)	(2,777)	(150)	5%			Other Administrative
6560-900-0000 Equipment Expense	(760)	(760)	0	0%			Other Administrative
6571-130-0000 OPERATING SUPPLIES	(6,433)	(3,691)	(2,742)	74%			Other Administrative
6571-200-0000 OPERATING SUPPLIES	(464)	(464)	0	0%			Other Administrative
6590-100-0000 FACILITIES COST ALLOCATION	(90,607)	(84,956)	(5,651)	7%			Other Administrative
6590-200-0000 FACILITIES COST ALLOCATION	(30,202)	(28,319)	(1,884)	7%			Other Administrative
6590-400-0000 FACILITIES COST ALLOCATION	(30,202)	(28,319)	(1,884)	7%			Other Administrative
6590-900-0000 FACILITIES COST ALLOCATION	151,012	141,593	9,419	7%			Other Administrative
6600-400-0000 REP. COMMISSION	(630)	(630)	0	0%			Other Selling
6730-100-0000 SUBSCRIPTION — EXECUTIVE & ADMIN	(113)	(113)	0	0%			Other Administrative
6730-400-0000 SUBSCRIPTION	(59)	(59)	0	0%			Other Administrative
6740-110-0000 BANK CHARGE	(5,268)	(4,762)	(506)	11%			Other Administrative
6740-400-0000 BANK FEE	(31)	(31)	0	0%			Other Administrative
6780-100-0000 OFFICER’S & DIRECTOR’S INSURANCE	(118,237)	(109,914)	(8,323)	8%			Insurance
6790-110-0000 BAD DEBT EXPENSE	(158,757)	(158,757)	0	0%
6890-500-0000 BDN & LBR CHARGED TO COGS	7,658	6,793	865	13%			Other Administrative
6900-000-0000 INTEREST INCOME	(3,638)	2,540	(6,177)	-243%			Interest
6905-000-0000 OTHER INCOME	11,759	11,759	0	0%
6910-000-0000 INTEREST EXPENSE	54,082	49,243	4,840	10%			Interest Expense
6916-000-0000 OTHER EXPENSE- Cost Plus Interco	(282,688)	(282,688)	0	0%
6925-000-0000 Gain/Loss on the disposal of asset	(1,398)	(1,398)	0	0%
7004-110-0000 SEC FILING EXPENSES	(1,590)	(1,590)	0	0%
Total Retained Earnings — Current (YTD Income)	(4,669,029)	(4,579,892)	(4,702)	0%

Shareholders’ Equity	(86,520,823)	(86,435,058)	(85,765)	0%

Total Liabilities and Equity	$(85,596,818)	$(85,575,060)	$(21,758)	0%

Out of Balance:	2,487,043	2,487,043	0	0%